UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2011

GIGGLES N HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138944	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Santa Monica Blvd., #155
Los Angeles, California 90067
(Address of Principal Executive Offices, including zip code)

(310) 553-4847
(Registrant’s telephone number, including area code)

10250 Santa Monica Blvd, #155
Los Angeles, California 90067
Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Officer

On February 23, 2012 the Board of Directors accepted the resignation of Joey Parsi as Secretary of the Registrant and appointed Mr. Sean Richards to serve as the Registrant’s Secretary and Chief Officer of Operations (“COO”).

Sean Richards, 42, Secretary, Chief Officer of Operations  Sean Richards has worked as Chief Officer of Operations (“COO”) of Giggle N Hugs, LLC., a children’s themed restaurant with play areas for children 10 years and younger that serves healthy, gourmet food since March 2011.  As the COO of Giggles N Hugs, LLC., Mr. Richards is responsible for the day-to-day operations of the restaurant, including all marketing, HR, service standards, facility management, training, financial performance and strategic growth planning. Between March 2010 and March 2011, Mr. Richards served as a Sales Associate with Sysco, where he provided sales and consulting services to a multitude of restaurant groups. From January 2008 to February 2010, Mr. Richards served as a General Manager of the Pink Taco and the Viper Room of Larry Morton Holdings, LLC., where he was responsible for overseeing the operations of 400+ seat hi-energy Mexican  restaurant/bar with annual sales over $9.4 million and a 300 person live music venue on the Sunset Strip. From June 2003 to January 2008, Mr. Richards served as a Regional Director of Hootwinc, LLC where he was responsible for overseeing the operations of 7 Hooters Restaurants, 1 Casino and 2 bars in Washington and Oregon.

In connection with his appointment, Mr. Richards will be granted an initial equity award of 50,000 shares of the Company’s restricted common stock. Additionally, he will receive a base annual salary of $95,000, with a $10,000 bonus.

Section 8 – Other Events

Item 8.01 Other Events

On January 10, 2012, the Registrant disseminated a press release announcing the Closing of the Merger with GNH, Inc.  A copy of the Press Release is attached to this Current Report as exhibit 99.3.

On February 3, 2012, the Registrant authorized the Company’s 2012 Stock Option Plan (the “Plan”).  A copy of the Plan is attached to this Current Report as exhibit 99.4.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.3	Press Release – Dated January 10, 2012
99.4	2012 Stock Option Plan – Dated February 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGGLES N HUGS, INC.

By: /S/ Joey Parsi
Joey Parsi, Chief Executive Officer

Date: February 24, 2012